Prospectus Supplement

John Hancock Exchange-Traded Fund Trust

John Hancock Mortgage-Backed Securities ETF (the fund)

Supplement dated November 13, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of November 13, 2023 (the Effective Date), Peter M. Farley, CFA will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Farley will be removed from the Prospectus.

As of the Effective Date, David A. Bees, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA, and Connor Minnaar, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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